Exhibit 10.1

AMENDMENT NO. 5

AND WAIVER

THIS AMENDMENT NO. 5 AND WAIVER dated as of September 25, 2003 (this “Amendment”) to the Credit Agreement referenced below is by and among Triad Hospitals, Inc., a Delaware corporation (the “Borrower”), and Bank of America, N.A., as Administrative Agent on behalf of itself and the Lenders.

W I T N E S S E T H

WHEREAS, a $1.2 billion credit facility was established in favor of the Borrower pursuant to the terms of that Amended and Restated Credit Agreement dated as of April 27, 2001 (as amended and modified from time to time, the “Credit Agreement”) among the Borrower, the lenders identified therein, Merrill Lynch & Co., as Syndication Agent, The Chase Manhattan Bank and Citicorp USA, Inc., as Co-Documentation Agents, and Bank of America, N.A., as Administrative Agent;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

WHEREAS, the Borrower anticipates selling the Overland Park Medical Center in Overland Park, Kansas and the Independence Regional Health Center in Independence, Missouri (including without limitation certain surgery centers, medical office buildings, leases and other property, rights and interests related thereto) (the “Kansas City Facilities”) for approximately $138 million in cash;

WHEREAS, the Borrower has requested that the Lenders waive the terms of Section 3.3(b)(ii)(A) of the Credit Agreement and agree that the Net Proceeds received by the Borrower from the sale of the Kansas City Facilities need not be used by the Borrower to prepay the Loans as required by Section 3.3(b)(ii)(A) of the Credit Agreement; and

WHEREAS, the requisite Lenders have agreed to the requested modifications and the above-referenced waiver on the terms and conditions set forth herein and have directed the Administrative Agent to enter into this Amendment for and on their behalf;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Waiver. Subject to the other terms and conditions of this Amendment, the Lenders hereby agree that the Net Proceeds received by the Borrower from the sale of the Kansas City Facilities need not be used by the Borrower to prepay the Loans, notwithstanding the terms of Section 3.3(b)(ii)(A) of the Credit Agreement. This waiver is a one-time waiver and shall not be construed to be (i) a waiver as to compliance with the terms of the Credit Agreement in any other instance, (ii) a waiver as to compliance with any other terms of the Credit Agreement, (iii) a waiver of any Default or Event of Default that may otherwise exist or (iv) a waiver of any other rights or remedies the Lenders may have under the Credit Agreement, the other Credit Documents or applicable law.

3. Amendments. The Credit Agreement is amended in the following respects:

3.1 Clause (e) in the definition of “Cash Equivalents” set forth in Section 1.1 is hereby amended to read as follows:

(e) Investments, classified in accordance with GAAP as current assets, in money market investment programs (or investment funds of a similar type or nature) which are administered by reputable financial institutions having capital of at least $500.0 million and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d), except for de minimus amounts of cash pending reinvestment by such program or fund.

3.2 The definition of “Change of Control” set forth in Section 1.1 is hereby amended to read as follows:

“Change of Control” means any of the following events: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the Borrower, (b) during any period of up to twenty-four (24) consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower’s Board of Directors or whose nomination for election by the Borrower’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office, (c) the occurrence of a “Change in Control” under and as defined in the Senior Notes, (d) the occurrence of a “Change in Control” under and as defined in the Senior Subordinated Notes or (e) the occurrence of a “Change in Control” under and as defined in the Refinancing Subordinated Debt. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act.

3.3 The language preceding the proviso in the definition of “Consolidated EBITDA” set forth in Section 1.1 is hereby amended to read as follows:

“Consolidated EBITDA” means, for any period for the Consolidated Group, the sum of (i) Consolidated Net Income plus (ii) to the extent deducted in determining net income, (A) Consolidated Interest Expense, (B) taxes, (C) depreciation and amortization, (D) ESOP expense, (E) any stock option expense, (F) non-recurring, non-cash charges and adjustments (excluding any non-cash charges or adjustments related to any inventory or receivables of any member of the Consolidated Group and any non-cash charges that require an accrual of or reserves for cash charges for any future period), (G) minority interests (to the extent distributions are not required to be made and are not made in respect thereof), (H) any tender or call premium paid in connection with the redemption of senior notes or senior subordinated notes to the extent such redemption is permitted hereunder and (I) other non-cash extraordinary items, in each case on a consolidated basis determined in accordance with GAAP, subject to adjustment on a Pro Forma Basis;

3.4 The definition of “Consolidated Total Leverage Ratio” in Section 1.1 is hereby amended to read as follows:

“Consolidated Total Leverage Ratio” means, for the Consolidated Group as of the last day of each fiscal quarter, the ratio of (A) Consolidated Total Funded Debt (net of cash on the balance sheet of the Consolidated Group in excess of $50,000,000 on such day; provided, that, there are no Revolving Loans or Swingline Loans outstanding on such day) on such day to (B) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending as of such day.

3.5 A new clause (ix) is hereby added after clause (viii) in the definition of “Funded Debt” in Section 1.1 and shall read as follows:

and (ix) in the case of Sale and Leaseback Transactions, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease.

3.6 A new clause (o) is hereby added after clause (n) in the definition of “Indebtedness” in Section 1.1 and shall read as follows:

and (o) with respect to any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease.

3.7 The parenthetical in clause (b) of the definition of “Investment” in Section 1.1 is hereby amended to read as follows:

(other than deposits made in connection with (i) the construction, purchase or lease of services, equipment or other assets in the ordinary course of business and (ii) bids or other performance obligations made in the ordinary course of business)

3.8 Clause (viii) in the definition of “Permitted Acquisition” in Section 1.1 is renumbered as (ix) and amended to read as follows, and a new clause (viii) is hereby added to the definition of “Permitted Acquisition” to read as follows:

(viii) with respect to the first four hospitals swapped with another Person subsequent to the Amendment No. 5 Effective Date, the Borrower shall have delivered to the Administrative Agent a certificate of an Executive Officer, in detail reasonably satisfactory to the Administrative Agent, demonstrating that, upon giving effect to such asset swap on a Pro Forma Basis, the Borrower shall be in compliance with all of the covenants set forth in Section 8.11 and (ix) in the case of any other asset swap, the Borrower shall have delivered to the Administrative Agent a certificate of an Executive Officer, in detail reasonably satisfactory to the Administrative Agent, demonstrating that, upon giving effect to such asset swap on a Pro Forma Basis, Consolidated Funded Debt will not be greater than, and Consolidated EBITDA will not be less than, prior to such asset swap.

3.9 Clause (xviii) in the definition of “Permitted Investments” is renumbered as (xxi) and amended to read as follows, and new clauses (xviii), (xix) and (xx) are hereby added to the definition of “Permitted Investments” to read as follows:

(xviii) guarantees in the ordinary course of business of the income of physicians providing service to patients in facilities operated by the Borrower or any Subsidiary;

(xix) deposits of cash (including sweep accounts) with banks or other depository institutions in the ordinary course of business; (xx) Investments in connection with proposed like kind exchange transactions (intended to comply with the Code) to the extent permitted hereunder and (xxi) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed at any time five percent (5%) of the consolidated assets of the Consolidated Group at such time.

3.10 Clause (xix) in the definition of “Permitted Liens” is hereby amended to read as follows:

(xix) deposits made by any member of the Consolidated Group in connection with proposed like kind exchange transactions (intended to comply with the Code); and

3.11 The following definitions are hereby added to Section 1.1 in the appropriate alphabetical order and shall read as follows:

“Amendment No. 5 Effective Date” means September 25, 2003.

“Refinancing Subordinated Debt” has the meaning given such term in Section 9.1(n).

3.12 Section 3.4(b) is hereby amended in its entirety to read as follows:

(b) Mandatory Reduction of Revolving Commitments. On any date that the Revolving Obligations are required to be prepaid pursuant to the terms of Section 3.3(b), the Revolving Commitments automatically shall be permanently reduced by the amount of such required prepayment.

3.13 Section 7.17 is hereby amended in its entirety to read as follows:

7.17 Tax Shelter Regulations.

The Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or its interest in Swingline Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

3.14 A new clause (p) is hereby added to Section 8.1 and shall read as follows:

(p) Tax Shelter Regulations. Promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

3.15 The reference to “$375 million” in subclause (i) of Section 8.11(f) is hereby amended to read “$450 million”.

3.16 Clause (d) in Section 8.12 is hereby amended to read as follows:

(d) within 120 days after such Person becomes a direct or indirect Subsidiary of THI, cause such Person to (i) if such Person is a Domestic Subsidiary which has any Eligible Real Property, deliver to the Administrative Agent, with respect to such Eligible Real Property, documents, instruments and other items of the types required to be delivered pursuant to Section 5.5(g) all in form, content and scope reasonably satisfactory to the Administrative Agent and (ii) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord’s waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent’s liens thereunder) and other items of the types required to be delivered pursuant to Section 5.1 (e), (f), (g), (h), (i) and (r), all in form, content and scope reasonably satisfactory to the Administrative Agent;

3.17 Clause (k) of Section 9.1 is amended to read as follows:

(k) guaranty obligations in respect of patient receivables sold, assigned, turned over, conveyed or otherwise disposed of to collection agencies or other third parties, provided that the aggregate amount of the obligations guarantied shall not exceed $40 million at any time outstanding;

3.18 A new clause (n) is hereby added after clause (m) in Section 9.1 and shall read as follows:

(n) Subordinated Debt of the Borrower in an aggregate principal amount not to exceed $700 million that has terms that are not materially less favorable to the Borrower and has a weighted average maturity that is greater than that of the Senior Subordinated Notes (the “Refinancing Subordinated Debt”); provided that the first $375 million of the proceeds of the Refinancing Subordinated Debt are used to (i) refinance the Senior Subordinated Notes and pay any accrued interest, transaction costs and tender or call premiums related thereto and (ii) voluntarily prepay the Term Loans in accordance with the terms hereof;

3.19 Section 9.4(b) is hereby amended to read as follows:

(b) No member of the Consolidated Group, other than a Subsidiary of the Borrower (and then only if no Material Adverse Effect shall result on account thereof), may dissolve, liquidate or wind up its affairs.

3.20 Clause (iii) in Section 9.5 is hereby amended to read as follows:

(iii) it is the disposition of Overland Park Regional Medical Center or Independence Regional Health Center; or

3.21 Section 9.7 is hereby amended in its entirety to read as follows:

9.7 Restricted Payments.

No member of the Consolidated Group will make any Restricted Payment other than (i) the payment in cash of pro rata dividends to the holders of Capital Stock of Existing Controlled Subsidiaries; (ii) the payment in cash of pro rata dividends to the holders of Capital Stock of Designated Controlled Subsidiaries; provided that, after giving effect to any such payment of cash dividends on a Pro Forma Basis to any holder of Capital Stock which is not a member of the Consolidated Group, (a) no Default or Event of Default shall exist and (b) the aggregate amount of dividends made to holders of Capital Stock which are not members of the Consolidated Group for the applicable four (4) fiscal quarter period shall not exceed twelve percent (12%) of the Consolidated EBITDA for the Consolidated Group for such four (4) fiscal quarter period, (iii) so long as no Default or Event of Default exists prior to and after giving effect to such transaction, the Borrower may repurchase shares of its Capital Stock in an aggregate amount not to exceed $150 million during the term of the Credit Agreement and (iv) other Restricted Payments of $5.0 million in any fiscal year not to exceed $20.0 million in the aggregate; provided, however, that amounts not expended during any fiscal year may be carried forward to succeeding fiscal years, subject to the $20.0 million aggregate cap.

3.22 The following proviso is hereby added at the end of Section 9.10 and shall read as follows:

; provided, however, a Subsidiary of the Borrower may change its fiscal year end after having provided prior written notice to the Administrative Agent.

3.23 Clause (ii) of Section 9.11 is hereby amended to read as follows:

(ii) pursuant to the terms of the Senior Subordinated Notes or the Refinancing Subordinated Debt,

3.24 Clause (iii) of Section 9.12 is hereby amended to read as follows:

(iii) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock owned by the Borrower or one of its Subsidiaries in any Subsidiary of the Borrower, except for Permitted Liens.

3.25 Section 9.13 is hereby amended to read as follows:

9.13 Sale Leasebacks.

No member of the Consolidated Group will enter into any Sale and Leaseback Transaction unless (a) such Sale and Leaseback Transaction constitutes Indebtedness permitted by Section 9.1(c) or (b) such Sale and Leaseback Transaction is entered into on a temporary basis in connection with a proposed like kind exchange transaction (intended to comply with the Code).

3.26 Clause (i) in Section 10.1(g) is hereby amended to read as follows:

(i) The occurrence of an Event of Default under and as defined under the Senior Notes, Interim Loan, Senior Subordinated Notes, the Refinancing Subordinated Debt or the indentures or other governing instruments relating thereto;

3.27 The following sentence is hereby added at the end of Section 12.14 and shall read as follows:

Notwithstanding anything to the contrary, any binding confidentiality obligations of the parties that relate to the transactions contemplated by this and any other related agreements (the “Transaction”) shall not apply to the U.S. federal tax treatment or U.S. federal tax structure of the Transaction and each party hereto (and any employee, representative, or agent of any party) may disclose to any and all persons, without limitation of any kind, the U.S. federal tax treatment and U.S. federal tax structure of the Transaction and all other materials of any kind (including opinions or other U.S. federal tax analysis) that are provided to any party hereto relating to such U.S. federal tax treatment and U.S. federal tax structure. However, any such information relating to such U.S. federal tax treatment and U.S. federal tax structure is required to be kept confidential to the extent necessary to comply with any applicable securities laws. The preceding sentences are intended to cause the Transaction not to be treated as having been offered under conditions of confidentiality for purposes of Sections 1.6011-4(b)(3) and 301.6111-2(a)(2)(ii) (or any successor provisions) of the Treasury Regulations issued under the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose.

4. The Guarantors join in the execution of this Amendment for purposes of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Guaranty Agreement.

5. The Borrower affirms that the representations and warranties in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date and except to the extent that changes in facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement).

6. This Amendment shall be effective upon receipt by the Administrative Agent of the following:

(a) executed copies of consents from the Required Lenders, Tranche A Term Lenders holding more than 50% of the outstanding Tranche A Term Loans, Tranche B Term Lenders holding more than 50% of the outstanding Tranche B Term Loans and all of the Revolving Lenders, and executed signature pages to this Amendment from each of the parties hereto; and

(b) the amendment fee equal to five basis points (0.05%) on the aggregate Commitments of those Lenders consenting to this Amendment and any other fees payable in connection with this Amendment.

7. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

8. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

9. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

10. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:	TRIAD HOSPITALS, INC.,
a Delaware corporation

	By:	/s/ James R. Bedenbaugh
	Name:	James R. Bedenbaugh
	Title:	Senior Vice President & Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent and on behalf of the Lenders

	By:	/s/ Kevin Wagley
	Name:	Kevin Wagley
	Title:	Principal

Consented to by:

GUARANTOR:	ARIZONA ASC MANAGEMENT, INC.
DAY SURGERY, INC.
MEDICAL HOLDINGS, INC.
MEDICAL MANAGEMENT, INC.
PACIFIC GROUP ASC DIVISION, INC.
SOUTH ALABAMA MANAGED CARE CONTRACTING, INC.
SOUTH ALABAMA MEDICAL MANAGEMENT SERVICES, INC.
SOUTH ALABAMA PHYSICAN SERVICES, INC.
SPROCKET MEDICAL MANAGEMENT, INC.
SURGICARE OF INDEPENDENCE, INC.
SURGICARE OF SAN LEANDRO, INC.
SURGICARE OF VICTORIA, INC.
SURGICARE OUTPATIENT CENTER OF LAKE CHARLES, INC.
SURGICENTER OF JOHNSON COUNTY, INC.
SURGICENTERS OF AMERICA, INC.
TRIAD EL - DORADO, INC.
TRIAD HOLDINGS III, INC.
TRIAD RC, INC.
TRIAD-ARIZONA I, INC.
TRIAD-SOUTH TULSA HOSPITAL COMPANY, INC.

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

GUARANTOR:	CAROLINAS MEDICAL ALLIANCE, INC.
FRANKFORT HEALTH PARTNER, INC.
GADSDEN REGIONAL PRIMARY CARE, INC.
NC-CSH, INC.
NC-DSH, INC.
QHG GEORGIA HOLDINGS, INC.
QHG OF ALABAMA, INC.
QHG OF BARBERTON, INC.
QHG OF BLUFFTON, INC.
QHG OF ENTERPRISE, INC.
QHG OF FORREST COUNTY, INC.
QHG OF FORT WAYNE, INC.
QHG OF GADSDEN, INC.
QHG OF HATTISBURG, INC.
QHG OF JACKSONVILLE, INC.
QHG OF LAKE CITY, INC.
QHG OF MASSILLON, INC.
QHG OF OHIO, INC.
QHG OF SOUTH CAROLINA, INC.
QHG OF SPARTANBURG, INC.
QHG OF SPRINGDALE, INC.
QHG OF TEXAS, INC.
QHG OF WARSAW, INC.
QUORUM HEALTH GROUP OF VICKSBURG, INC.
SOFTWARE SALES CORP.
ST. JOSEPH MEDICAL GROUP, INC.
WESLEY HEALTHTRUST, INC.

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

ALICE HOSPITAL, LLC
ALICE SURGEONS, LLC

	By:	APS Medical, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	E.D. CLINICS, LLC
EL DORADO MEDICAL CENTER, LLC

	By:	Arizona Medco, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BRAZOS VALLEY SURGICAL CENTER, LLC
BVSC, LLC

	By:	Brazos Medco, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

COLLEGE STATION MEDICAL CENTER, LLC
CSMC, LLC

	By:	College Station Merger, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

CORONADO HOSPITAL, LLC
PAMPA MEDICAL CENTER, LLC

	By:	Coronado Medical, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

HOBBS PHYSICIAN PRACTICE, LLC
LEA REGIONAL HOSPITAL, LLC

	By:	Hobbs Medco, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	LRH, LLC
REGIONAL HOSPITAL OF LONGVIEW, LLC

	By:	Longview Merger, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

WILLAMETTE VALLEY CLINICS, LLC
WILLAMETTE VALLEY MEDICAL CENTER, LLC

	By:	Oregon Healthcorp., LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BLUFFTON HEALTH SYSTEM LLC

	By:	QHG of Bluffton, Inc., its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	Frankfort Health Partner, Inc., its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

ST. JOSEPH HEALTH SYSTEM LLC

	By:	QHG of Fort Wayne, Inc., its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	Frankfort Health Partner, Inc., its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	WESLEY HEALTH SYSTEM LLC

	By:	QHG OF Hattiesburg, Inc., its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	QHG of Forrest County, Inc., its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

WARSAW HEALTH SYSTEM LLC

	By:	QHG Warsaw, Inc., its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	Frankfort Health Partner, Inc., its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

SACMC, LLC
SAN ANGELO COMMUNITY MEDICAL CENTER, LLC

	By:	San Angelo Medical, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

SAN LEANDRO MEDICAL CENTER, LLC SLH, LLC

	By:	San Leandro, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	BROWNWOOD MEDICAL CENTER, LLC
MEDICAL CENTER OF BROWNWOOD, LLC

	By:	Southern Texas Medical Center, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PACIFIC PHYSICIANS SERVICE, LLC

	By:	Sprocket Medical Management, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

CLAREMORE PHYSICIANS, LLC
CLAREMORE REGIONAL HOSPITAL, LLC
CLINICO, LLC
IRHC, LLC (F/K/A INDEPENDENCE REGIONAL HEALTH CENTER, LLC)
KENSINGCARE, LLC
MEDICAL PARK HOSPITAL, LLC
MEDICAL PARK MSO, LLC
PHYS-MED, LLC
PRIMARY MEDICAL, LLC
SOUTH ARKANSAS CLINIC, LLC
TRIAD CSGP, LLC
TROSCO, LLC
TRUFOR PHARMACY, LLC
WOMEN & CHILDREN’S HOSPITAL, LLC

	By:	Triad Holdings II, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	ARIZONA DH, LLC
CSDS, LLC
GRB REAL ESTATE, LLC
GREENBRIER VMC, LLC
LS PSYCHIATRIC, LLC
MISSOURI HEALTHSERV, LLC
TRIAD-DENTON HOSPITAL GP, LLC
VFARC, LLC
VHC HOLDINGS, LLC
VHC MEDICAL, LLC
VMF MEDICAL, LLC
WEST VIRGINIA MS, LLC
WHMC, LLC
WH MEDICAL, LLC
WOODLAND HEIGHTS MEDICAL CENTER, LLC

	By:	Triad Holdings III, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

MEDICAL CENTER AT TERRELL, LLC
TERRELL MEDICAL CENTER, LLC

	By:	Triad-Medical Center at Terrell
Subsidiary, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

NAVARRO REGIONAL, LLC
NRH, LLC

	By:	Triad-Navarro Regional Hospital
Subsidiary, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	APS MEDICAL, LLC
ARIZONA MEDCO, LLC
BRAZOS MEDCO, LLC
CARLSBAD MEDICAL CENTER, LLC
COLLEGE STATION MERGER, LLC
CORONADO MEDICAL, LLC
DALLAS PHY SERVICE, LLC
DFW PHYSERV, LLC
EYE INSTITUTE OF SOUTHERN ARIZONA, LLC
GH TEXAS, LLC
GHC HOSPITAL, LLC
HDP WOODLAND PROPERTY, LLC
HDPWH, LLC
HOBBS MEDCO, LLC
LAS CRUCES MEDICAL CENTER, LLC
LONGVIEW MERGER, LLC
NORTHWEST HOSPITAL, LLC
NORTHWEST RANCHO VISTOSO IMAGING SERVICES, LLC
OPRMC, LLC (F/K/A OVERLAND PARK
REGIONAL MEDICAL CENTER, LLC)
OREGON HEALTHCORP, LLC
PACIFIC WEST DIVISION OFFICE, LLC
PECOS VALLEY OF NEW MEXICO, LLC
PHOENIX SURGICAL, LLC
SAN ANGELO MEDICAL, LLC
SAN LEANDRO, LLC
SOUTHERN TEXAS MEDICAL CENTER, LLC
TRIAD CSLP, LLC
TRIAD TEXAS, LLC
TRIAD-MEDICAL CENTER AT TERRELL SUBSIDIARY, LLC
TRIAD-NAVARRO REGIONAL HOSPITAL SUBSIDIARY, LLC
WHARTON MEDCO, LLC

	By:	Triad Hospitals, Inc., its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

GUARANTOR:	DETAR HOSPITAL, LLC
VICTORIA HOSPITAL, LLC

	By:	VHC Medical, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

WAMC, LLC

	By:	West Anaheim, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GCMC, LLC
GULF COAST MEDICAL CENTER, LLC

	By:	Wharton Medco, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

LAKE AREA PHYSICIAN SERVICES, L.L.C.

	By:	Women & Children Hospital, LLC,
its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

AMERICAN HEALTH FACILITIES DEVELOPMENT, LLC
QHR INTERNATIONAL, LLC
THE INTENSIVE RESOURCE GROUP, LLC

	By:	Quorum Health Resources, LLC,
its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	HATTIESBURG ASG-GP

	By:	Wesley Health System LLC, its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

	By:	QHG of Forrest County, Inc., its Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

DALLAS PHYSICIAN PRACTICE, L.P.

	By:	DPW Physerv, LLC, its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GULF COAST HOSPITAL, L.P.

	By:	Gulf Coast Medical Center, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

HDP WOODLAND HEIGHTS, L.P.

	By:	HDP Woodland Property, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	NAVARRO HOSPITAL, L.P.

	By:	Navarro Regional, LLC, its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PAMPA HOSPITAL, L.P.

	By:	Pampa Medical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

QHG GEORGIA, LP

	By:	QHG Georgia Holdings, Inc., its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP

	By:	QHG of Fort Wayne, Inc., its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

IOM HEALTH SYSTEM, L.P.

	By:	QHG of Indiana, Inc., its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

GUARANTOR:	LONGVIEW MEDICAL CENTER, L.P.

	By:	Regional Hospital of Longview, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

SAN ANGELO HOSPITAL, L.P.

	By:	San Angelo Community Medical Center, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

SAN LEANDRO HOSPITAL, L.P.

	By:	San Leandro Medical Center, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

TERRELL HOSPITAL, L.P.

	By:	Terrell Medical Center, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

TRIAD CORPORATE SERVICES, LIMITED PARTNERSHIP

	By:	Triad CSGP, LLC, its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	PACIFIC EAST DIVISION OFFICE, L.P.

	By:	Triad Texas, LLC, its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

TRIAD-DENTON HOSPITAL, L.P.

	By:	Triad-Denton Hospital GP, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PINEY WOODS HEALTHCARE SYSTEM, L.P.

	By:	Woodland Heights Medical Center, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

QUORUM ELF, INC.
QUORUM HEALTH SERVICES, INC.

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

QUORUM HEALTH RESOURCES, LLC

	By:	Quorum Health Group, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

GUARANTOR:	PHYSICIANS AND SURGEONS HOSPITAL OF ALICE, L.P.

	By:	Alice Hospital, LLC, its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BRAZOS VALLEY OF TEXAS, L.P.

	By:	Brazos Valley Surgical Center, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BROWNWOOD HOSPITAL, L.P.

	By:	Brownwood Medical Center, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

COLLEGE STATION HOSPITAL, L.P.

	By:	College Station Medical Center, LLC,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	CRESTWOOD HEALTHCARE, L.P.

	By:	Crestwood Hospital & Nursing Home, Inc.,
its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

VICTORIA OF TEXAS, L.P.

	By:	DeTar Hospital, LLC, its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

ABILENE HOSPITAL, LLC

	By:	NC-SCHI, INC., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

ABILENE MERGER, LLC

	By:	Quorum , Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

ARMC, LP

	By:	Triad-ARMC, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

CRESTWOOD HOSPITAL, LLC

By:	Triad Holdings III, its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

CRESTWOOD HOSPITAL LP, LLC

By:	Crestwood Hospital, LLC, its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

GASLIGHT ASC-GP, LLC

By:	Pineywoods Healthcare Systems, L.P., its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President

MMC OF NEVADA, LLC

By:	Triad Hospitals, Inc., its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President

NORTHWEST PHYSICIANS, LLC

By:	QHG of Springdale, Inc., its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President

PDMC, LLC

By:	Sebastopol, LLC, its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
Title:

PROCURE SOLUTIONS, LLC

By:	Quorum Health Group, Inc., its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
Title:

SOUTHCREST, L.L.C.

By:	Triad-South Tulsa Hospital Company, Inc. its
Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
Title:

TRIAD HOLDINGS IV, LLC

By:	Triad Hospitals, Inc., its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

TRIAD HOLDINGS V, LLC

By:	Triad Hospitals, Inc. its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

TRIAD HOLDINGS VI, INC.

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

TRIAD OF INDIANA, LLC

By:	Triad Holdings V, LLC, its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

TRIAD-ARMC, LLC

By:	NC-SCHI, Inc., its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President

TRIAD-WILLOW CREEK, LLC

By:	QHG of Springdale, Inc., its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President

MADISON’S HOSPITAL, LLC

By:	Triad Holdings II, LLC, its Sole Member

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	President

SURGICENTERS OF AMERICA, INC.

By:	/s/ Donald P. Fay
Name:	Donald P. Fay
Title:	Executive President and Secretary

CONSENT TO AMENDMENT NO. 5 AND WAIVER

TRIAD HOSPITALS, INC.

September 25, 2003

Bank of America, N.A., as Administrative Agent

100 N. Tryon Street, 17th Floor

NC1-007-17-11

Charlotte, North Carolina 28255

Attention: Kevin Wagley

Facsimile: (704) 388-6002

Re:	Amended and Restated Credit Agreement dated as of April 27, 2001 (as amended and modified, the “Credit Agreement”) among Triad Hospitals, Inc., a Delaware corporation, as Borrower, the lenders identified therein, Merrill Lynch & Co., as Syndication Agent, The Chase Manhattan Bank and Citicorp USA, Inc., as Co-Documentation Agents, and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

Amendment No. 5 and Waiver dated as of September 25, 2003 (the “Subject Amendment”) to the Credit Agreement

Ladies and Gentlemen:

This should serve to confirm our receipt of, and consent to, the Subject Amendment. We hereby authorize and direct you, as Administrative Agent for the Lenders, to enter into the Subject Amendment on our behalf in accordance with the terms of the Credit Agreement upon your receipt of such consent and direction from the Required Lenders, and agree that the Borrower may rely upon such authorization.

Very truly yours,

[Name of Lender]

By:
Name:
Title: